T. Rowe Price Active Crypto ETF (TKNZ) — **Ad 1: Multiple tokens. Actively managed.**

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T.RowePrice
Multiple tokens. Actively managed.
Click here for full prospectus information.
T.RowePrice
Explore an innovative way to get broad crypto exposure.
Click here for full prospectus information.
T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Click here for full prospectus information.
T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Click here for full prospectus information.

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T.RowePrice
Multiple tokens. Actively managed.
Click here for full prospectus information.
T.RowePrice
Explore an innovative way to get broad crypto exposure.
Click here for full prospectus information.
T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Click here for full prospectus information.
T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Click here for full prospectus information.

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T.RowePrice
Multiple tokens. Actively managed.
The T. Rowe Price Active Crypto ETF is not an investment company registered under the Investment Company Act of 1940 and therefore is not subject to the same regulatory requirements as mutual funds or ETFs registered under the Investment Company Act of 1940. The Trust is not a commodity pool for purposes of the Commodity Exchange Act. Before making an investment decision, you should carefully consider the risk factors and other information included in the prospectus.
T. Rowe Price Active Crypto ETF is organized as a Delaware statutory trust. The sponsor of the Trust is T. Rowe Price Sponsor LLC (the "Sponsor"). T. Rowe Price Investment Services, Inc. ("TRPIS") serves as the distributor of the Trust.
Click here for full prospectus information.
T.RowePrice
Explore an innovative way to get broad crypto exposure.
ETFs/ETPs are bought and sold at market prices, not NAV. Investors generally incur the cost of the spread between the prices at which shares are bought and sold. Buying and selling shares may result in brokerage commissions, which will reduce returns.
All investments are subject to market risk, including the possible loss of principal. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Crypto investing is relatively new and involves risks including, but not limited to, extreme price volatility from trading activity, regulatory uncertainty, lightly or unregulated oversight, security breaches, fraud or otherwise. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Click here for full prospectus information.
T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Consider the investment objectives, risks, and charges and expenses carefully before investing. For a prospectus, or, if available, a summary prospectus containing this and other information, call (877) 561-7670 or visit troweprice.com/prospectus. Read it carefully.
T. Rowe Price Investment Services, Inc. Distributor.
Click here for full prospectus information.

T. Rowe Price Active Crypto ETF (TKNZ) — **Ad 1: Multiple tokens. Actively managed.**

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T.RowePrice
Multiple tokens.
Actively managed.
The T. Rowe Price Active Crypto ETF is not an investment company registered under the Investment Company Act of 1940 and therefore is not subject to the same regulatory requirements as mutual funds or ETFs registered under the Investment Company Act of 1940. The Trust is not a commodity pool for purposes of the Commodity Exchange Act. Before making an investment decision, you should carefully consider the risk factors and other information included in the prospectus.
Click here for full prospectus information.


T.RowePrice
Explore an innovative way to get broad crypto exposure.
T. Rowe Price Active Crypto ETF is organized as a Delaware statutory trust. The sponsor of the Trust is T. Rowe Price Sponsor LLC (the "Sponsor"). T. Rowe Price Investment Services, Inc. ("TRPIS") serves as the distributor of the Trust.
ETFs/ETPs are bought and sold at market prices, not NAV. Investors generally incur the cost of the spread between the prices at which shares are bought and sold. Buying and selling shares may result in brokerage commissions, which will reduce returns.
Click here for full prospectus information.


T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
All investments are subject to market risk, including the possible loss of principal. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Crypto investing is relatively new and involves risks including, but not limited to, extreme price volatility from trading activity, regulatory uncertainty, lightly or unregulated oversight, security breaches, fraud or otherwise. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Click here for full prospectus information.


T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Consider the investment objectives, risks, and charges and expenses carefully before investing. For a prospectus, or, if available, a summary prospectus containing this and other information, call (877) 561-7670 or visit troweprice.com/prospectus. Read it carefully.
T. Rowe Price Investment Services, Inc. Distributor.
Click here for full prospectus information.

970x250


T.RowePrice
Multiple tokens.
Actively managed.
The T. Rowe Price Active Crypto ETF is not an investment company registered under the Investment Company Act of 1940 and therefore is not subject to the same regulatory requirements as mutual funds or ETFs registered under the Investment Company Act of 1940. The Trust is not a commodity pool for purposes of the Commodity Exchange Act. Before making an investment decision, you should carefully consider the risk factors and other information included in the prospectus.
T. Rowe Price Active Crypto ETF is organized as a Delaware statutory trust. The sponsor of the Trust is T. Rowe Price Sponsor LLC (the "Sponsor"). T. Rowe Price Investment Services, Inc. ("TRPIS") serves as the distributor of the Trust.
Click here for full prospectus information.


T.RowePrice
Explore an innovative way to get broad crypto exposure.
ETFs/ETPs are bought and sold at market prices, not NAV. Investors generally incur the cost of the spread between the prices at which shares are bought and sold. Buying and selling shares may result in brokerage commissions, which will reduce returns.
All investments are subject to market risk, including the possible loss of principal. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Crypto investing is relatively new and involves risks including, but not limited to, extreme price volatility from trading activity, regulatory uncertainty, lightly or unregulated oversight, security breaches, fraud or otherwise. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Click here for full prospectus information.


T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Consider the investment objectives, risks, and charges and expenses carefully before investing. For a prospectus, or, if available, a summary prospectus containing this and other information, call (877) 561-7670 or visit troweprice.com/prospectus. Read it carefully.
T. Rowe Price Investment Services, Inc. Distributor.
Click here for full prospectus information.

T. Rowe Price Active Crypto ETF (TKNZ) — **Ad 2: Step confidently into crypto**

300x250


T.RowePrice
Step confidently into crypto
Click here for full prospectus information.


T.RowePrice
With a professionally managed solution
Click here for full prospectus information.


T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Click here for full prospectus information.


T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Click here for full prospectus information.

160x600


T.RowePrice
Step confidently into crypto
Click here for full prospectus information.


T.RowePrice
With a professionally managed solution
Click here for full prospectus information.


T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Click here for full prospectus information.


T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Click here for full prospectus information.

Text/backgrounds get intro & outro animations.

Illustration animation:
N/A

300x600


T.RowePrice
Step confidently into crypto
The T. Rowe Price Active Crypto ETF is not an investment company registered under the Investment Company Act of 1940 and therefore is not subject to the same regulatory requirements as mutual funds or ETFs registered under the Investment Company Act of 1940. The Trust is not a commodity pool for purposes of the Commodity Exchange Act. Before making an investment decision, you should carefully consider the risk factors and other information included in the prospectus.
T. Rowe Price Active Crypto ETF is organized as a Delaware statutory trust. The sponsor of the Trust is T. Rowe Price Sponsor LLC (the "Sponsor"). T. Rowe Price Investment Services, Inc. ("TRPIS") serves as the distributor of the Trust.
Click here for full prospectus information.


T.RowePrice
With a professionally managed solution
ETFs/ETPs are bought and sold at market prices, not NAV. Investors generally incur the cost of the spread between the prices at which shares are bought and sold. Buying and selling shares may result in brokerage commissions, which will reduce returns.
All investments are subject to market risk, including the possible loss of principal. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Crypto investing is relatively new and involves risks including, but not limited to, extreme price volatility from trading activity, regulatory uncertainty, lightly or unregulated oversight, security breaches, fraud or otherwise. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Click here for full prospectus information.


T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Consider the investment objectives, risks, and charges and expenses carefully before investing. For a prospectus, or, if available, a summary prospectus containing this and other information, call (877) 561-7670 or visit troweprice.com/prospectus. Read it carefully.
T. Rowe Price Investment Services, Inc. Distributor.
Click here for full prospectus information.

T. Rowe Price Active Crypto ETF (TKNZ) — **Ad 2: Step confidently into crypto**

728x90


T.RowePrice
Step confidently into crypto
The T. Rowe Price Active Crypto ETF is not an investment company registered under the Investment Company Act of 1940 and therefore is not subject to the same regulatory requirements as mutual funds or ETFs registered under the Investment Company Act of 1940. The Trust is not a commodity pool for purposes of the Commodity Exchange Act. Before making an investment decision, you should carefully consider the risk factors and other information included in the prospectus.
Click here for full prospectus information.


T.RowePrice
With a professionally managed solution
T. Rowe Price Active Crypto ETF is organized as a Delaware statutory trust. The sponsor of the Trust is T. Rowe Price Sponsor LLC (the "Sponsor"). T. Rowe Price Investment Services, Inc. ("TRPIS") serves as the distributor of the Trust.
ETFs/ETPs are bought and sold at market prices, not NAV. Investors generally incur the cost of the spread between the prices at which shares are bought and sold. Buying and selling shares may result in brokerage commissions, which will reduce returns.
Click here for full prospectus information.


T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
All investments are subject to market risk, including the possible loss of principal. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Crypto investing is relatively new and involves risks including, but not limited to, extreme price volatility from trading activity, regulatory uncertainty, lightly or unregulated oversight, security breaches, fraud or otherwise. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Click here for full prospectus information.


T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Consider the investment objectives, risks, and charges and expenses carefully before investing. For a prospectus, or, if available, a summary prospectus containing this and other information, call (877) 561-7670 or visit troweprice.com/prospectus. Read it carefully.
T. Rowe Price Investment Services, Inc. Distributor.
Click here for full prospectus information.

970x250


T.RowePrice
Step confidently into crypto
The T. Rowe Price Active Crypto ETF is not an investment company registered under the Investment Company Act of 1940 and therefore is not subject to the same regulatory requirements as mutual funds or ETFs registered under the Investment Company Act of 1940. The Trust is not a commodity pool for purposes of the Commodity Exchange Act. Before making an investment decision, you should carefully consider the risk factors and other information included in the prospectus.
T. Rowe Price Active Crypto ETF is organized as a Delaware statutory trust. The sponsor of the Trust is T. Rowe Price Sponsor LLC (the "Sponsor"). T. Rowe Price Investment Services, Inc. ("TRPIS") serves as the distributor of the Trust.
Click here for full prospectus information.


T.RowePrice
With a professionally managed solution
ETFs/ETPs are bought and sold at market prices, not NAV. Investors generally incur the cost of the spread between the prices at which shares are bought and sold. Buying and selling shares may result in brokerage commissions, which will reduce returns.
All investments are subject to market risk, including the possible loss of principal. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Crypto investing is relatively new and involves risks including, but not limited to, extreme price volatility from trading activity, regulatory uncertainty, lightly or unregulated oversight, security breaches, fraud or otherwise. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Click here for full prospectus information.


T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Consider the investment objectives, risks, and charges and expenses carefully before investing. For a prospectus, or, if available, a summary prospectus containing this and other information, call (877) 561-7670 or visit troweprice.com/prospectus. Read it carefully.
T. Rowe Price Investment Services, Inc. Distributor.
Click here for full prospectus information.

T. Rowe Price Active Crypto ETF (TKNZ) — **Ad 3: Where crypto meets active management**

300x250


T.RowePrice
Where crypto meets active management
Click here for full prospectus information.


T.RowePrice
Explore a solution offering multiple tokens and a disciplined approach
Click here for full prospectus information.


T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Click here for full prospectus information.


T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Click here for full prospectus information.

160x600


T.RowePrice
Where crypto meets active management
Click here for full prospectus information.


T.RowePrice
Explore a solution offering multiple tokens and a disciplined approach
Click here for full prospectus information.


T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Click here for full prospectus information.


T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Click here for full prospectus information.

Text/backgrounds get intro & outro animations.

Illustration animation: N/A

300x600


T.RowePrice
Where crypto meets active management
The T. Rowe Price Active Crypto ETF is not an investment company registered under the Investment Company Act of 1940 and therefore is not subject to the same regulatory requirements as mutual funds or ETFs registered under the Investment Company Act of 1940. The Trust is not a commodity pool for purposes of the Commodity Exchange Act. Before making an investment decision, you should carefully consider the risk factors and other information included in the prospectus.
T. Rowe Price Active Crypto ETF is organized as a Delaware statutory trust. The sponsor of the Trust is T. Rowe Price Sponsor LLC (the "Sponsor"). T. Rowe Price Investment Services, Inc. ("TRPIS") serves as the distributor of the Trust.
Click here for full prospectus information.


T.RowePrice
Explore a solution offering multiple tokens and a disciplined approach
ETFs/ETPs are bought and sold at market prices, not NAV. Investors generally incur the cost of the spread between the prices at which shares are bought and sold. Buying and selling shares may result in brokerage commissions, which will reduce returns.
All investments are subject to market risk, including the possible loss of principal. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Crypto investing is relatively new and involves risks including, but not limited to, extreme price volatility from trading activity, regulatory uncertainty, lightly or unregulated oversight, security breaches, fraud or otherwise. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Click here for full prospectus information.


T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Consider the investment objectives, risks, and charges and expenses carefully before investing. For a prospectus, or, if available, a summary prospectus containing this and other information, call (877) 561-7670 or visit troweprice.com/prospectus. Read it carefully.
T. Rowe Price Investment Services, Inc. Distributor.
Click here for full prospectus information.

T. Rowe Price Active Crypto ETF (TKNZ) — **Ad 3: Where crypto meets active management**

728x90


T.RowePrice
Where crypto meets active management
The T. Rowe Price Active Crypto ETF is not an investment company registered under the Investment Company Act of 1940 and therefore is not subject to the same regulatory requirements as mutual funds or ETFs registered under the Investment Company Act of 1940. The Trust is not a commodity pool for purposes of the Commodity Exchange Act. Before making an investment decision, you should carefully consider the risk factors and other information included in the prospectus.
Click here for full prospectus information.


T.RowePrice
Explore a solution offering multiple tokens and a disciplined approach
T. Rowe Price Active Crypto ETF is organized as a Delaware statutory trust. The sponsor of the Trust is T. Rowe Price Sponsor LLC (the "Sponsor"). T. Rowe Price Investment Services, Inc. ("TRPIS") serves as the distributor of the Trust.
ETFs/ETPs are bought and sold at market prices, not NAV. Investors generally incur the cost of the spread between the prices at which shares are bought and sold. Buying and selling shares may result in brokerage commissions, which will reduce returns.
Click here for full prospectus information.


T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
All investments are subject to market risk, including the possible loss of principal. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Crypto investing is relatively new and involves risks including, but not limited to, extreme price volatility from trading activity, regulatory uncertainty, lightly or unregulated oversight, security breaches, fraud or otherwise. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Click here for full prospectus information.


T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Consider the investment objectives, risks, and charges and expenses carefully before investing. For a prospectus, or, if available, a summary prospectus containing this and other information, call (877) 561-7670 or visit troweprice.com/prospectus. Read it carefully.
T. Rowe Price Investment Services, Inc. Distributor.
Click here for full prospectus information.

970x250


T.RowePrice
Where crypto meets active management
The T. Rowe Price Active Crypto ETF is not an investment company registered under the Investment Company Act of 1940 and therefore is not subject to the same regulatory requirements as mutual funds or ETFs registered under the Investment Company Act of 1940. The Trust is not a commodity pool for purposes of the Commodity Exchange Act. Before making an investment decision, you should carefully consider the risk factors and other information included in the prospectus.
T. Rowe Price Active Crypto ETF is organized as a Delaware statutory trust. The sponsor of the Trust is T. Rowe Price Sponsor LLC (the "Sponsor"). T. Rowe Price Investment Services, Inc. ("TRPIS") serves as the distributor of the Trust.
Click here for full prospectus information.


T.RowePrice
Explore a solution offering multiple tokens and a disciplined approach
ETFs/ETPs are bought and sold at market prices, not NAV. Investors generally incur the cost of the spread between the prices at which shares are bought and sold. Buying and selling shares may result in brokerage commissions, which will reduce returns.
All investments are subject to market risk, including the possible loss of principal. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Crypto investing is relatively new and involves risks including, but not limited to, extreme price volatility from trading activity, regulatory uncertainty, lightly or unregulated oversight, security breaches, fraud or otherwise. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Click here for full prospectus information.


T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Consider the investment objectives, risks, and charges and expenses carefully before investing. **For a prospectus, or, if available, a summary prospectus containing this and other information, call (877) 561-7670 or visit troweprice.com/prospectus. Read it carefully.**
T. Rowe Price Investment Services, Inc. Distributor.
Click here for full prospectus information.

T. Rowe Price Active Crypto ETF (TKNZ) — **Ad 4: The way to get crypto, if you don't "get" crypto**

300x250


T.RowePrice
The way to get crypto
If you don't "get" crypto
The T. Rowe Price Active Crypto ETF is not an investment company registered under the Investment Company Act of 1940 and therefore is not subject to the same regulatory requirements as mutual funds or ETFs registered under the Investment Company Act of 1940. The Trust is not a commodity pool for purposes of the Commodity Exchange Act. Before making an investment decision, you should carefully consider the risk factors and other information included in the prospectus.
Click here for full prospectus information.
T.RowePrice
Through our active, disciplined approach
T. Rowe Price Active Crypto ETF is organized as a Delaware statutory trust. The sponsor of the Trust is T. Rowe Price Sponsor LLC (the "Sponsor"). T. Rowe Price Investment Services, Inc. ("TRPIS") serves as the distributor of the Trust.
ETFs/ETPs are bought and sold at market prices, not NAV. Investors generally incur the cost of the spread between the prices at which shares are bought and sold. Buying and selling shares may result in brokerage commissions, which will reduce returns.
Click here for full prospectus information.
T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
All investments are subject to market risk, including the possible loss of principal. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Crypto investing is relatively new and involves risks including, but not limited to, extreme price volatility from trading activity, regulatory uncertainty, lightly or unregulated oversight, security breaches, fraud or otherwise. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Click here for full prospectus information.
T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Consider the investment objectives, risks, and charges and expenses carefully before investing. For a prospectus, or, if available, a summary prospectus containing this and other information, call (877) 561-7670 or visit troweprice.com/prospectus. Read it carefully.
T. Rowe Price Investment Services, Inc. Distributor
Click here for full prospectus information.

160x600


T.RowePrice
The way to get crypto
If you don't "get" crypto
The T. Rowe Price Active Crypto ETF is not an investment company registered under the Investment Company Act of 1940 and therefore is not subject to the same regulatory requirements as mutual funds or ETFs registered under the Investment Company Act of 1940. The Trust is not a commodity pool for purposes of the Commodity Exchange Act. Before making an investment decision, you should carefully consider the risk factors and other information included in the prospectus.
Click here for full prospectus information.
T.RowePrice
Through our active, disciplined approach
T. Rowe Price Active Crypto ETF is organized as a Delaware statutory trust. The sponsor of the Trust is T. Rowe Price Sponsor LLC (the "Sponsor"). T. Rowe Price Investment Services, Inc. ("TRPIS") serves as the distributor of the Trust.
ETFs/ETPs are bought and sold at market prices, not NAV. Investors generally incur the cost of the spread between the prices at which shares are bought and sold. Buying and selling shares may result in brokerage commissions, which will reduce returns.
Click here for full prospectus information.
T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
All investments are subject to market risk, including the possible loss of principal. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Crypto investing is relatively new and involves risks including, but not limited to, extreme price volatility from trading activity, regulatory uncertainty, lightly or unregulated oversight, security breaches, fraud or otherwise. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Click here for full prospectus information.
T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Consider the investment objectives, risks, and charges and expenses carefully before investing. For a prospectus, or, if available, a summary prospectus containing this and other information, call (877) 561-7670 or visit troweprice.com/prospectus. Read it carefully.
T. Rowe Price Investment Services, Inc. Distributor.
Click here for full prospectus information.

Text/backgrounds get intro & outro animations.

Illustration animation: N/A

300x600


T.RowePrice
The way to get crypto
If you don't "get" crypto
The T. Rowe Price Active Crypto ETF is not an investment company registered under the Investment Company Act of 1940 and therefore is not subject to the same regulatory requirements as mutual funds or ETFs registered under the Investment Company Act of 1940. The Trust is not a commodity pool for purposes of the Commodity Exchange Act. Before making an investment decision, you should carefully consider the risk factors and other information included in the prospectus.
T. Rowe Price Active Crypto ETF is organized as a Delaware statutory trust. The sponsor of the Trust is T. Rowe Price Sponsor LLC (the "Sponsor"). T. Rowe Price Investment Services, Inc. ("TRPIS") serves as the distributor of the Trust.
Click here for full prospectus information.
T.RowePrice
Through our active, disciplined approach
ETFs/ETPs are bought and sold at market prices, not NAV. Investors generally incur the cost of the spread between the prices at which shares are bought and sold. Buying and selling shares may result in brokerage commissions, which will reduce returns.
All investments are subject to market risk, including the possible loss of principal. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Crypto investing is relatively new and involves risks including, but not limited to, extreme price volatility from trading activity, regulatory uncertainty, lightly or unregulated oversight, security breaches, fraud or otherwise. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Click here for full prospectus information.
T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Consider the investment objectives, risks, and charges and expenses carefully before investing. For a prospectus, or, if available, a summary prospectus containing this and other information, call (877) 561-7670 or visit troweprice.com/prospectus. Read it carefully.
T. Rowe Price Investment Services, Inc. Distributor.
Click here for full prospectus information.

T. Rowe Price Active Crypto ETF (TKNZ) — **Ad 4: The way to get crypto, if you don't "get" crypto**

728x90



T.RowePrice
The way to get crypto
If you don't "get" crypto
The T. Rowe Price Active Crypto ETF is not an investment company registered under the Investment Company Act of 1940 and therefore is not subject to the same regulatory requirements as mutual funds or ETFs registered under the Investment Company Act of 1940. The Trust is not a commodity pool for purposes of the Commodity Exchange Act. Before making an investment decision, you should carefully consider the risk factors and other information included in the prospectus.
Click here for full prospectus information.



T.RowePrice
Through our active, disciplined approach
T. Rowe Price Active Crypto ETF is organized as a Delaware statutory trust. The sponsor of the Trust is T. Rowe Price Sponsor LLC (the "Sponsor"). T. Rowe Price Investment Services, Inc. ("TRPIS") serves as the distributor of the Trust.
ETFs/ETPs are bought and sold at market prices, not NAV. Investors generally incur the cost of the spread between the prices at which shares are bought and sold. Buying and selling shares may result in brokerage commissions, which will reduce returns.
Click here for full prospectus information.



T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
All investments are subject to market risk, including the possible loss of principal. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Crypto investing is relatively new and involves risks including, but not limited to, extreme price volatility from trading activity, regulatory uncertainty, lightly or unregulated oversight, security breaches, fraud or otherwise. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Click here for full prospectus information.



T.RowePrice
Discover the T. Rowe Price Active Crypto ETF (TKNZ)
Explore TKNZ
Consider the investment objectives, risks, and charges and expenses carefully before investing. For a prospectus, or, if available, a summary prospectus containing this and other information, call (877) 561-7670 or visit troweprice.com/prospectus. Read it carefully.
T. Rowe Price Investment Services, Inc. Distributor.
Click here for full prospectus information.

970x250



T.RowePrice
The way to get crypto
If you don't "get" crypto
The T. Rowe Price Active Crypto ETF is not an investment company registered under the Investment Company Act of 1940 and therefore is not subject to the same regulatory requirements as mutual funds or ETFs registered under the Investment Company Act of 1940. The Trust is not a commodity pool for purposes of the Commodity Exchange Act. Before making an investment decision, you should carefully consider the risk factors and other information included in the prospectus.
T. Rowe Price Active Crypto ETF is organized as a Delaware statutory trust. The sponsor of the Trust is T. Rowe Price Sponsor LLC (the "Sponsor"). T. Rowe Price Investment Services, Inc. ("TRPIS") serves as the distributor of the Trust.
Click here for full prospectus information.



T.RowePrice
Through our active, disciplined approach
ETFs/ETPs are bought and sold at market prices, not NAV. Investors generally incur the cost of the spread between the prices at which shares are bought and sold. Buying and selling shares may result in brokerage commissions, which will reduce returns.
All investments are subject to market risk, including the possible loss of principal. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
Crypto investing is relatively new and involves risks including, but not limited to, extreme price volatility from trading activity, regulatory uncertainty, lightly or unregulated oversight, security breaches, fraud or otherwise. Active investing may have higher costs than passive investing and may underperform the broad market or passive peers with similar objectives.
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Discover the T. Rowe Price Active Crypto ETF (TKNZ)
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Consider the investment objectives, risks, and charges and expenses carefully before investing. For a prospectus, or, if available, a summary prospectus containing this and other information, call (877) 561-7670 or visit troweprice.com/prospectus. Read it carefully.
T. Rowe Price Investment Services, Inc. Distributor.
Click here for full prospectus information.